As filed with the Securities and Exchange Commission on January 29, 1999
                                                                File No. 2-99009
                                                               File No. 811-4354


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  F O R M N-1A

             Registration Statement Under the Securities Act of 1933

                         Post-Effective Amendment No. 16                   [X]

                                       and

         Registration Statement Under the Investment Company Act of 1940   [X]

                                Amendment No. 20

                               -------------------


                           RNC MUTUAL FUND GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

                      11601 Wilshire Boulevard, 25th Floor
                          Los Angeles, California 90025
                     (Address of Principal Executive Office)
                                 (310) 477-6543
               Registrant's Telephone Number, Including Area Code)

                                  JULIE ALLECTA
                                 ELLEN V. BARIAL
                   c/o Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104
                     (Name and Address of Agent for Service)

                               -------------------


             It is proposed that this filing will become effective:
                             (check appropriate box)


                [ ] immediately upon filing pursuant to Rule 485(b)
                [X] on January 31, 1999, pursuant to Rule 485(b)
                [ ] 60 days after filing pursuant to Rule 485(a)(1)
                [ ] 75 days after filing pursuant to Rule 485(a)(2)
                [ ] on _________________, pursuant to Rule 485(a)

                               ------------------

                -------------------------------------------------

                                     PART A

                                   PROSPECTUS


               --------------------------------------------------

                             --OUTSIDE FRONT COVER--

                                   PROSPECTUS
                                JANUARY 31, 1999

                           RNC MUTUAL FUND GROUP, INC.
                                 (800) 385-7003

RNC EQUITY FUND

RNC MONEY MARKET FUND

[cover design]

RNC MUTUAL FUND GROUP (RNC) HAS REGISTERED EACH MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE FUNDS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--INSIDE FRONT COVER--

                                TABLE OF CONTENTS


RNC EQUITY FUND........................................................  3
RNC MONEY MARKET FUND..................................................  5
PORTFOLIO MANAGEMENT...................................................  7
MANAGEMENT FEES........................................................  7
ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS.....................  8
FINANCIAL HIGHLIGHTS...................................................  9
ACCOUNT INFORMATION.................................................... 11
   Purchase of Shares.................................................. 11
   Selling Shares...................................................... 13
   Exchange Privileges................................................. 14
   Calculation of Net Asset Value (NAV)................................ 15
   Dividends, Distributions and Taxes.................................. 15
   Investor Services................................................... 17
   Distribution Arrangements........................................... 18
   Shareholder Communications.......................................... 19


This prospectus contains important information about the investment objectives, strategies and risks of RNC Equity Fund and RNC Money Market Fund (the Funds) that you should know before you invest in them. Please read it carefully and keep it on hand for future reference.

You should also know that you could lose money by investing in the Funds.

The Funds are advised by RNC Capital Management LLC (Adviser) which provides portfolio management and other services to the Funds. Inquiries regarding the Funds can be made by calling
(800) 385-7003.

RNC EQUITY FUND

OBJECTIVE

Achieve above-average total return consistent with reasonable risk. By reasonable risk, we mean that a particular investment will be selected only when we believe that its potential return justifies the risk of that investment.

STRATEGY


To accomplish its objective, the Fund employs a blended growth and value investment strategy. In making investment decisions, the Fund will analyze a company's current business fundamentals and future business prospects. The stock selection process emphasizes the potential earnings growth of a company as well as the manner in which that growth can be achieved. Valuation is carefully reviewed, both on an historical basis as well as relative to the market, in order to establish an appropriate price that the Fund is willing to pay for the acquisition of a stock.


The Fund will normally invest at least 80%, and usually closer to 100%, of its total assets in common stocks. The Fund may invest up to 15% of its net assets in foreign securities in the form of U.S. dollar-denominated American Depository Receipts (ADRs) or European Depository Receipts (EDRs). Although the Fund will typically be invested primarily in equity securities, it may invest up to 20% of its assets in short-term money market instruments and repurchase agreements.

RISKS

The Fund may not achieve its stated objective. Furthermore, by investing in stocks, the Fund is exposed to risks that could cause you to lose money, such as a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate daily with movements in the stock market, as well as in response to the activities of individual companies. To the extent the Fund has more investments in certain economic sectors than the Standard and Poor's 500 Composite Price Index (S&P 500) does, the Fund may be more volatile than the S&P 500.


When the Fund's portfolio manager believes that market conditions are not favorable or when he is unable to locate attractive investments, he may invest various amounts of the Fund's assets in cash or short-term money market instruments. Larger cash or money market positions can be a defensive measure in adverse market conditions. Should the market advance, however, the Fund may not participate as much as it might have if more of its assets were invested in stocks.


PAST FUND PERFORMANCE

The bar chart on the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The bar chart on the right compares the Fund's performance to a commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]

1997               1998
----               ----
27.68%             20.70%


During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+22.70%) and its worst quarter was Q3 1998 (-13.38%).

AVERAGE ANNUAL RETURNS THROUGH 12/31/98.

RNC Equity Fund                            20.70%              22.77%
S&P 500 Index                              26.67%              29.39%
Lipper Equity Income Fund Index*           11.78%              20.44%
----------------------------------------------------------------------------
                                           1 Year        Inception (11/1/96)
----------
* The Lipper Equity Income Fund Index tracks the 30 largest funds in Lipper Analytical Services' Equity Income objective which is comprised of funds seeking relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

FUND FEES AND EXPENSES

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee                                                         0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+
Management Fee                                                         1.00%
Distribution/Service (12b-1) Fee                                       0.25%
Other Expenses                                                         2.50%
                                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                   3.75%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                                2.10%
                                                                       ----
NET EXPENSES                                                           1.65%

+ The Adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.65%. This contract has a one-year term, renewable at the end of each fiscal year.

EXAMPLE OF FUND EXPENSES This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns. Although the Adviser expects to continue to limit total annual operation expenses throughout the ten-year period shown, the example shown only assumes fee waivers and expense reimbursements for the first year.

     1 Year             3 Years            5 Years            10 Years
     $168               $950               $1,751             $3,836

RNC MONEY MARKET FUND

OBJECTIVE

MONEY MARKET FUND: Obtain as high as possible current income consistent with preservation of capital and liquidity.

STRATEGY

The Fund's strategy is to invest in a diversified portfolio of high-quality, short-term money market securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund invests primarily in short-term securities issued by the U.S. Treasury and other government agencies, bank certificates of deposit, commercial paper, corporate bonds, bankers' acceptances and repurchase agreements. The Fund will invest in fixed-income securities only if they are rated within the two highest grades by agencies such as Standard & Poor's (at least AA), Moody's (at least
Aa) or Fitch (at least AA), or, if unrated, be considered to be of comparable quality by the Fund.

RISKS

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the RNC Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST FUND PERFORMANCE

The bar chart on the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. Of course, past performance is no guarantee of future results.

                  [bar chart]

     1989   1990    1991   1992   1993   1994   1995    1996    1997    1998
     -----------------------------------------------------------------------
     8.88%  7.83%   5.62%  3.36%  2.56%  3.70%  5.15%   4.72%   5.11%   4.81%


During the ten-year period described above, the Fund's best quarter was Q2 1989 (+2.29%) and its worst quarter was Q2 1993 (+0.61%).


AVERAGE ANNUAL RETURNS THROUGH 12/31/98.

       4.81%             4.70%            5.17%                  4.27%
     One Year         Five Years        Ten Years          7-day Yield as of
                                                               12/31/98
FUND FEES AND EXPENSES

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee                                                           0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+
Management Fee                                                           0.41%
Distribution/Service (12b-1) Fee                                         0.25%
Other Expenses                                                           0.62%
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.28%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                                  0.38%
NET EXPENSES                                                             0.90%

+ The Adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.90%. This contract has a one-year term, renewable at the end of each fiscal year.

EXAMPLE OF FUND EXPENSES This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns. Although the Adviser expects to continue to limit total annual operating expenses throughout the ten-year period shown, the example shown only assumes fee waivers and expense reimbursements for the first year.

     1 Year             3 Years            5 Years            10 Years
      $91                $367               $664               $1,507

PORTFOLIO MANAGEMENT

ADVISORY SERVICES RNC Capital Management LLC (Adviser) provides investment advice to the Funds. The Adviser and its affiliates have provided investment advice for over 29 years, and, as of December 31, 1998, managed approximately $1.4 billion in assets.

RNC EQUITY FUND

JOHN G. MARSHALL, C.F.A., serves as the portfolio manager for RNC Equity Fund. Mr. Marshall joined a predecessor affiliate of the Adviser in 1985 and is the Director of Equity, Chairman of the Equity Strategy Committee and a member of the Investment Policy Committee. Prior to 1985, Mr. Marshall was Vice President, Equity Portfolio Manager with Pacific Investment Management Co.

RNC MONEY MARKET FUND

STEPHAN M. BRADASICH serves as the portfolio manager for RNC Money Market Fund. Mr. Bradasich joined a predecessor of the Adviser in 1992 and is the Director of Fixed Income and a member of the Investment Policy Committee. Prior to 1992, Mr. Bradasich was a self-employed consultant for Youbramar Investment Investment Resources, Inc. and managed a special asset group for Security Pacific State Trust Co.

MANAGEMENT FEES

The management fee rate paid to the Adviser over the past fiscal year for the Funds was.

RNC Equity Fund                        1.00%

RNC Money Market Fund                  0.41%

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

DEFENSIVE INVESTMENTS

At the discretion of its portfolio manager, the Equity Fund may invest up to 100% of its assets in cash for temporary defensive purposes. Such a stance may help the Equity Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Equity Fund may not achieve its investment objective. For example, should the market advance during this period, the Equity Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights," beginning on page 9, for the Equity Fund's historical portfolio turnover.

THE YEAR 2000

We, as do our service providers, depend on the smooth functioning of our computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. A computer failure due to the year 2000 problem could negatively impact the handling of securities trades, pricing and account services.

Our software vendors and service providers have assured us that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of these computer systems will be adapted in time. We do not expect year 2000 conversion costs to be substantial for the Funds, because those costs are borne by our vendors and service providers and not directly by the Funds. Furthermore, brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and by extension the value of the shares held in the Funds. We are in the process of putting in place a contingency plan to evaluate other vendors and service providers if the existing vendors and service providers fail to adequately adapt their systems in a timely manner.

FINANCIAL HIGHLIGHTS

The information for the year(s) ending September 30, 1998, has been audited by Tait, Weller & Baker, RNC's independent certified public accountants, whose unqualified report thereon and other financial statements of RNC are incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements in RNC's Annual Report to Shareholders, copies of which may be obtained at no charge by writing or telephoning RNC at the address or telephone number appearing on the front page of this Prospectus.

                              RNC MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                 For the Year Ended September 30,
                                          -----------------------------------------------
                                            1998      1997      1996      1995      1994
                                            ----      ----      ----      ----      ----
Net asset value at beginning of period    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                                          -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income                     0.049     0.049     0.047     0.051     0.032

Less distributions:
  From net investment income               (0.049)   (0.049)   (0.047)   (0.051)   (0.032)
                                          -------   -------   -------   -------   -------

Net asset value at end of period          $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                                          =======   =======   =======   =======   =======

Total Return                                 4.99%     5.01%     4.70%     5.10%     3.20%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)         $34,134   $44,570   $37,744   $31,066   $43,686

Ratio of expenses to average net assets:
  After expense waiver                       0.76%     0.70%     0.90%     0.80%     0.70%

Ratio of net investment income to average
  net assets (net of expense waiver)         4.92%     4.90%     4.70%     5.00%     3.20%

                                 RNC EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                         For the year          For the period
                                            Ended           November 1, 1996* to
                                      September 30, 1998     September 30, 1997
                                      ------------------     ------------------
Net asset value at beginning of
  period                                   $14.85                  $12.00
                                           ------                  ------
Income from investment operations:
 Net investment income                       0.01                    0.02
 Net realized and unrealized gain
  on investments                             0.39                    2.83

Total from investment operations             0.40                    2.85
                                           ------                  ------
Less distributions:
 From net investment income                 (0.04)                     --
                                           ------                  ------

Net asset value at end or period           $15.21                  $14.85
                                           ======                  ======

Total Return                                 2.68%                  23.75%**

Ratios/Supplemental Data:

Net Assets, end of period (000 omitted)    $6,562                  $3,518

Ratios of expenses to average net assets:
 Before expense reimbursement                3.75%                   8.50%***
 After expense reimbursement                 1.64%                   1.65%***

Ratio of net investment income to average
net assets:
 Before expense reimbursement               -1.90%                  -6.53%***
 After expense reimbursement                 0.03%                   0.32%***

Portfolio turnover rate                        20%                     41%

----------
*   Commencement of Operations.
**  Not Annualized.
*** Annualized.

ACCOUNT INFORMATION

No sales charges are assessed when you invest in the Funds. You must initially invest a minimum of $1,000 in a Fund and subsequent investments must be at least $100. All investments must be made in U.S. dollars. If you buy shares from a broker or investment adviser, different minimums may apply. To purchase shares directly from RNC, you must complete and sign the attached Account Application and pay for the shares purchased. Corporations, trusts or associations may be required to provide additional information. Shares may be purchased by mail or by wire.

PURCHASE OF SHARES

You can purchase shares of each Fund directly from American Data Services, RNC's Transfer Agent, from First Fund Distributors, Inc., RNC's Distributor and Principal Underwriter or from securities dealers through an arrangement with the Distributor. The Distributor is affiliated with the Investment Company Administration, L.L.C., RNC's Administrator.

Investments will be made on the day the order is placed, receiving the dividend and net asset value (NAV or share price) determined on that day, if the order and payment are received by the Transfer Agent (or a sub-transfer agent) prior to the time the Fund's NAV is determined. To avoid additional operating costs and for investor convenience, stock certificates are not issued unless you request them, in writing, from the Transfer Agent. Certificates are not issued for fractional shares. The Transfer Agent will send you a statement of shares of the relevant Fund owned after each purchase or redemption transaction you make. Any order may be rejected by the Principal Underwriter or RNC. The Group reserves the right to suspend the sale of shares of the Funds to the public in response to conditions in securities markets, or otherwise. Shares of RNC Equity Fund may not be offered in all states.

PURCHASE BY MAIL Send a check or Federal Reserve draft, payable to RNC Equity Fund or RNC Money Market Fund, by mail to RNC Mutual Fund Group, Inc., c/o American Data Services, Inc., P.O. Box 1131, Cincinnati, Ohio, 45264-1131, and, in the case of a new account, a completed Account Application. Third party checks will not be accepted for initial investments. If RNC is unable to collect upon the full face value of an investor's check, the purchase order will be canceled and the investor or the dealer through which the shares are purchased will be liable for any losses or fees incurred.

PURCHASE BY WIRE Normally purchases by wire, which may involve a charge by the bank sending the wire, are used for large purchases ($100,000 or more). To purchase shares by wire, you must have an application on file and must you must have an application on file and must call the Transfer Agent, at (800) 385-7003, to receive a wire order number. You should be prepared to answer the following questions: Fund(s) in which the investor seeks to invest, name(s) in which the account is registered, account number, amount being wired and wiring bank. Instructions should then be given by the investor to its bank to wire the specified amount, along with the account name(s) and number and Wire Order Number, to:

         Star Bank, N.A.

         Cinti/Trust

         ABA # 0420-0001-3

         DDA #483897690

         For Account: 19-7200

         RNC Mutual Fund Group, Inc.

         Fund Name:

         Your Account No.:

INVESTING THROUGH FINANCIAL INTERMEDIARIES You may purchase shares from a securities broker and other financial intermediaries. You should contact such brokers and intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any related fees. Purchase orders through brokers and intermediaries are effected at the net asset value (NAV or share price) next determined after receipt of the order by the Transfer Agent. It is the responsibility of the financial intermediary to transmit orders on a timely basis to the Transfer Agent.

RETIREMENT ACCOUNTS You may establish the following types of retirement plans with the Funds' Custodian, Star Bank, N.A.: an Individual Retirement Account
(IRA); a SIMPLE Retirement Account (SIMPLE); an Education IRA (Education) (the minimum purchase requirement for an Education account is $500); a Roth IRA
(Roth); a 403(b) Retirement Account (403(b)) and a KEOGH Account (KEOGH) and purchase shares through such individual retirement account. Additional information regarding establishment of such an account may be obtained by contacting RNC or the Principal Underwriter.

SELLING SHARES

You may sell some or all of your shares, by check or wire, upon receipt of a written request in proper form. The redemption price is the NAV of the relevant Fund next determined after the Transfer Agent receives a proper redemption request from you.

ORDINARY REDEMPTION PROCEDURE. You may redeem shares of a Fund without charge by delivering a written request to sell your shares to the Transfer Agent, together with any stock certificates you may have for the shares to be sold. Your redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear on the Transfer Agent's register or on the stock certificate(s), as the case may be. Also, the signatures on the notice must be guaranteed by an eligible financial institution, such as a commercial bank, a savings association, a trust company or a member firm of a national or regional securities exchange. A notary public is not an acceptable guarantor. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. When you redeem your shares directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay mailing a redemption check for up to 15 days until it is assured that good payment (that is, cash or a certified check drawn against an account maintained in a bank located in the United States) has been collected for the purchase of such shares.

If, as a result of your selling shares, your account falls below $1,000, then a Fund may, at its option, require you to redeem your remaining shares. In such a case, you would receive 60-days' written notice before mandatory redemption occurs, during which time you will have the right to increase your account to or above $1,000.

REDEMPTION BY CHECK (RNC MONEY MARKET FUND ONLY) If you request, in writing, the Transfer Agent will establish a checking account for your Money Market Fund. You can make checks drawn on this account payable to anyone as long as the checks are for at least $500. The payee of the check may cash or deposit the check like any other check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to RNC as authority to redeem a sufficient number of shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check is cleared. The Transfer Agent will return canceled checks to the shareholder.

You are subject to the Transfer Agent's rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Also, the Transfer Agent may not honor checks drawn against shares purchased, other than by Federal Funds wire or bank wire, until 15 days after the purchase of such shares.

REDEMPTION BY WIRE You can have your redemption proceeds wired to a bank account if you checked the appropriate box on a Group Account Application, and filed a Telephone Authorization Form with the Transfer Agent. You must make your redemption request by 2:00 P.M. eastern time in order for it to be wired the same day. Requests received after 2:00 P.M. eastern time will be wired on the next business day after the redemption request is received. The Group reserves the right to refuse any redemption request made by telephone, in which case ordinary redemption procedures should be used. The minimum amount which may be wired is $1,000. The Group may limit the frequency of telephone redemptions. Shares in certificate form may not be redeemed by check or wire.

The Transfer Agent and RNC can change or terminate the privileges of redemption by check or wire. The Group employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include sending a confirmation and requiring you to give a special authorization number or other personal information not likely to be known by others. If such procedures are followed, neither RNC nor the Transfer Agent will be liable for any losses due to unauthorized or fraudulent telephone transactions.

BUYING AND SELLING SHARES THROUGH SECURITIES BROKERS AND BENEFIT PLAN ADMINISTRATORS You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (general, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Funds may receive fees from the Funds or RNC for providing those services.

EXCHANGE PRIVILEGES

You may exchange shares of the Equity Fund for shares of the Money Market Fund or vice versa. To do this, you must mail or deliver written instructions to the Transfer Agent at: RNC Mutual Fund Group, Inc., c/o American Data Services, Inc., P.O. Box 1131, Cincinnati, Ohio, 45265-1131. You may also exchange shares by telephoning the Transfer Agent at (800) 385-7003, subject to proper identification. Share exchange requests must be received prior to 2:00 P.M. eastern time, in order to be effective on the date the request is received.

You should note that an exchange of shares may result in the recognition of a gain or loss for income tax purposes. The Group reserves the right to limit excessive share exchanges, which can harm a Fund's performance.

CALCULATION OF NET ASSET VALUE (NAV)

The NAV is determined at 2:00 P.M. eastern time, for the Money Market Fund and as of the close of regular trading of the New York Stock Exchange (NYSE), which normally is 4:00 P.M. eastern time (Monday through Friday) for the Equity Fund, on each business day the NYSE is open for trading. The NAV of a Fund is computed by dividing the value of the net assets of a Fund by the total number of its shares outstanding, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Adviser, are accrued daily. The Money Market Fund uses the amortized cost method of valuing its portfolio securities. The Money Market Fund will not calculate an NAV on bank holidays, even if the NYSE is open on that day.

RNC Money Market Fund seeks to maintain an NAV of $1.00 for purchases and redemptions. There can be no assurance, however, that RNC Money Market Fund will be able to maintain a NAV of $1.00.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Group expects the Equity Fund to declare and pay dividends annually from net income. Long-term net capital gains, if any, are currently declared and paid annually by December 31, of each year. The Money Market Fund declares dividends from net income daily and pays them monthly. Dividends of the Money Market Fund begin accruing the day shares are purchased or credited to your account. All dividends and distributions are automatically reinvested in additional full and fractional shares of the appropriate Fund at the net asset value next determined after payment of the dividend or distribution and credited to your account or, at your option, paid in cash. All Fund expenses are accrued daily and deducted before declaration of dividends. How to elect either dividend reinvestment or cash payments is more fully explained in "Investor Services -- Reinvestment of Dividends and Capital Gains Distributions."

TAX WITHHOLDING INFORMATION

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you do not have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a certified Social Security number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gains distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

TAXES

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. We expect that virtually all distributions from the Money Market Fund will be short-term capital gains that are taxed as ordinary income.

When you redeem shares of the Funds, any gain may be subject to federal and state income tax. In addition, the Funds' distributions, whether received in cash or reinvested, will be taxable (unless you invest solely through a tax-advantaged account such as an IRA or a 401K plan). Furthermore, any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain may be taxable. Dividends and capital gains distributions may also be subject to state and local taxes.

You are urged to consult your own tax adviser regarding specific questions about federal, state or local taxes particularly in light of recent tax law changes.

INVESTOR SERVICES

RNC offers a number of services to you which are designed to facilitate your investment in Fund shares at no extra cost. These services are summarized below. More detail about these services can be obtained directly from RNC at (800) 385-7003.

INVESTMENT ACCOUNT As a shareholder, you have an investment account and will receive transaction reports from the Transfer Agent after each share transaction and dividend reinvestment. After the end of each year, you will receive federal income tax information regarding dividends and capital gains distributions.

AUTOMATIC INVESTMENT PLAN You may make additions of $50 or more to your investment account at any time through a service known as the Automatic Investment Plan, in which the Transfer Agent is authorized to purchase shares for your investment account and deduct the cost from your regular bank account on a monthly basis.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS Unless you indicate otherwise on the Account Application form, your dividends and capital gains distributions are automatically reinvested in additional shares of the appropriate Fund. These reinvestments are calculated at the source Fund's NAV as of the close of business on the day on which the dividend or distribution is paid. You may elect in writing to receive either your dividends or your capital gains distributions, or both, in cash, in which event the Transfer Agent will mail the amounts to you within seven days after the payment date. You may, at any time, notify the Transfer Agent in writing that you no longer wish to have your dividends and/or capital gains distributions reinvested in shares or vice versa.

SYSTEMATIC WITHDRAWAL PLAN You may request that automatic withdrawals be made monthly or quarterly from a Fund. In order to be eligible for the Systematic Withdrawal Plan, you must have a minimum of $10,000 in your investment account.

Either monthly or quarterly sufficient shares will be redeemed from your account to provide your specified withdrawal amount. You may specify either a dollar amount or a percentage of the value of your investment account. Redemptions are made at NAV as determined at the close of business on the NYSE on the 25th day of the last month of each quarter in the case of quarterly distributions and on the 25th day of each month in the case of monthly distributions. If the NYSE is not open for business on that date, the shares are redeemed at the close of business on the immediately preceding business day. The check for the withdrawal payment is mailed on the next business day following redemption. Your Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by you, RNC, the Transfer Agent or the Principal Underwriter.

Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event, which may result in gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced.

DISTRIBUTION ARRANGEMENTS

The Group on behalf of each Fund has adopted a Rule 12b-1 Distribution Plan (the Plans). These Plans provide that the Principal Underwriter will be reimbursed by each Fund for the actual expenses incurred in furnishing that Fund with services covered by its Plan which includes: (i) sending periodic information to service organizations that track investment company information; (ii) answering shareholder inquiries; (iii) collecting updated account and address information from shareholders and sending it to the Transfer Agent; (iv) collecting the same type of information from independent account executives and brokers and sending it to the Transfer Agent; (v) supplying other information to the Transfer Agent so that the Transfer Agent can properly maintain shareholder account records;
(vi) providing facilities, equipment and personnel in connection with the provision of such services; and (vii) performing additional shareholder services.

The Plan for the Equity Fund also allows reimbursement for activities, such as
(i) preparing, printing and mailing prospectuses; (ii) shareholder reports such as semi-annual and annual reports, performance reports and newsletters; (iii) sales literature and other promotional material to prospective investors; (iv) direct mail solicitation; (v) advertising; (vi) public relations; (vii) compensation of sales personnel, advisers, and others for assistance with distributing shares; (viii) payments to financial intermediaries, including ERISA third-party retirement plan administrators, for shareholder support, administration and accounting services; and (ix) other expenses, as may be approved by the Board of Directors.

The Adviser, out of its own funds, also may compensate broker-dealers who have signed dealer agreements for distribution of a Fund's shares as well as other service providers who provide shareholder and administrative services. Under the Plan, each Fund will reimburse the actual expenses incurred by the Principal Underwriter, up to a maximum annual rate of 0.25% of that Fund's average daily net assets. The Plan provides that all reimbursements are accounted for in the same fiscal year that the expenditures were incurred.

SHAREHOLDER COMMUNICATIONS

During the year, we will also send you the following communications:

+  CONFIRMATION STATEMENTS

+  ACCOUNT STATEMENTS-Mailed after the close of each calendar quarter.

+ ANNUAL AND SEMI-ANNUAL REPORTS- Mailed approximately 60 days after September 30 and March 31.

+  1099 TAX FORM-Sent by January 31.

+ ANNUAL UPDATED PROSPECTUS-Mailed to existing shareholders around the beginning of each year.

   To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

PRINCIPAL UNDERWRITER The Principal Underwriter for the Funds is First Fund Distributors, Inc., whose address is 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

TRANSFER AND DIVIDEND DISBURSING AGENT American Data Services, Inc., 150 Motor Parkway, Suite 109, Haupphauge, New York 11788 is the Transfer Agent and Dividend Disbursing Agent for RNC and the Funds, and maintains RNC's accounting records.

CUSTODIAN Star Bank, N.A. , 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian for RNC and the Funds.

--OUTSIDE BACK COVER--

You can find more information about RNC's investment policies in the Statement of Additional Information (SAI), which is available free of charge.

To request a copy, please call us at (800) 385-7003. If you have access to the Internet, you can also view a copy of RNC's SAI at the Securities and Exchange Commission's Web site: WWW.SEC.GOV. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-6009. The SEC charges a duplicating fee for this service. You can also visit the SEC's Public Reference Room (telephone 800.SEC.0330)

You can find further information about RNC in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal period. To request a copy of the most recent annual or semiannual report, please call us at (800) 385-7003.

Corporate Headquarters:

RNC Mutual Fund Group, Inc.
11601 Wilshire Blvd., 25th Floor
Los Angeles, CA 90025

(800) 385-7003
WWW.RNCCAPITAL.COM

SEC File No.: RNC Mutual Fund Group 811-4354

                -------------------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


               --------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 31, 1999

                           RNC MUTUAL FUND GROUP, INC.
                      11601 WILSHIRE BOULEVARD, 25TH FLOOR
                          LOS ANGELES, CALIFORNIA 90025

                                 (800) 385-7003

RNC Mutual Fund Group, Inc. (the "Group"), is a no-load fund group with two diversified mutual funds: RNC Equity Fund (the "Equity Fund") and RNC Money Market Fund (the "Money Market Fund").

The Equity Fund invests primarily in common stocks with the objective of achieving above-average total return consistent with reasonable risk. The Equity Fund's ability to achieve above-average total return cannot be guaranteed and is subject to the risk of occasional volatile market conditions.

The Money Market Fund invests in a diversified portfolio of short-term money market securities with the objective of obtaining as high as possible current income consistent with preservation of capital and liquidity. There can be no assurance that the investment objective to maintain a constant net asset value of $1.00 per share will be achieved.

Shares of the Funds may be purchased at their net asset value with no sales load.

This Statement of Additional Information of RNC is not a prospectus and should be read in conjunction with the Prospectus of RNC dated January 31, 1999, as may be amended from time to time (the "Prospectus"). The Prospectus provides the basic information a prospective investor should know before purchasing shares of the Funds and may be obtained by calling or by writing RNC at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Both the Prospectus and this Statement of Additional Information have been filed with the Securities and Exchange Commission.

The date of this Statement of Additional Information is January 31, 1999.

TABLE OF CONTENTS


RNC MUTUAL FUND GROUP, INC................................................  2
OBJECTIVES AND POLICIES...................................................  2
INVESTMENT RESTRICTIONS...................................................  3
MANAGEMENT OF THE GROUP................................................... 11
INVESTMENT ADVISORY AND OTHER SERVICES.................................... 13
PORTFOLIO TRANSACTIONS.................................................... 14
PURCHASE OF SHARES........................................................ 16
REDEMPTION OF SHARES...................................................... 17
TAXES..................................................................... 18
DIVIDENDS................................................................. 22
SHAREHOLDER RULE 12B-1 PLANS.............................................. 23
PERFORMANCE INFORMATION................................................... 24
PRINCIPAL UNDERWRITER..................................................... 27
FINANCIAL STATEMENTS...................................................... 27
APPENDIX.................................................................. 28


RNC MUTUAL FUND GROUP, INC.

The Group was organized as a Maryland corporation on April 9, 1985 and currently consists of two diversified mutual funds: RNC Equity Fund and RNC Money Market Fund. As a separate series, each Fund votes separately on matters affecting only that Fund (e.g., approval of the Investment Management Agreement). On matters affecting all series, the Funds vote as a single class (e.g., election or removal of Directors). Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Funds voting for the election of Directors can elect all of the Directors of RNC if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Directors. The Funds do not normally hold annual meetings of shareholders except when required by the Investment Company Act of 1940 (the "1940 Act").

The authorized capital stock of the Funds consists of 500,000,000 shares of Common Stock in the Money Market Fund and 500,000,000 shares of Common Stock in the Equity Fund, each having a par value of $0.01 per share. The shares have equal dividend, distribution, liquidation and voting rights in a Fund. Each share, with respect to the Fund from which it is issued, is entitled to one vote and is entitled to participate equally in dividends and distributions declared by the Fund and in net assets of the Fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution. The shares of a Fund, when issued, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Investment Restrictions

In addition to the investment restrictions set forth in the Prospectus, each Fund has adopted a set of investment restrictions, none of which may be changed without the approval of a majority of the relevant Fund's outstanding shares. For this purpose, majority approval means the vote of (i) 67% or more of the respective Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the respective Fund's outstanding shares, whichever is less.

RNC EQUITY FUND MAY NOT:

(1) Make investments for the purpose of exercising control or management.

(2) Invest in oil, gas or other mineral exploration or development programs, commodities or commodity contracts, except that RNC Equity Fund may invest in securities of issuers which invest or deal in any of the above.

(3) Invest in real estate or in interests in real estate, except that RNC Equity Fund may purchase readily marketable securities of companies holding real estate or interests therein, and may invest in mortgaged-backed securities.

(4) Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

(5) Make loans, except that RNC Equity Fund may (a) purchase debt obligations in accordance with its investment objective and policies, (b) make loans of portfolio securities provided, among other things, that the value of the securities loaned does not exceed 10% of the value of its net assets and (c) enter into repurchase agreements as disclosed in the Prospectus. (RNC Equity Fund does not presently loan portfolio securities.) The acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the 1940 Act.

(6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by RNC Equity Fund except as may be necessary in connection with borrowings mentioned in (7) below, and then such mortgaging, pledging or hypothecating may not exceed 10% of RNC Equity Fund's total assets, taken at market value.

(7) Borrow in excess of 10% of the total assets of RNC Equity Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, RNC Equity Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. In addition, RNC Equity Fund will not purchase securities while outstanding borrowings exceed 5% of its total assets.

(8) Act as an underwriter of securities, except to the extent that RNC Equity Fund may technically be deemed to be an underwriter when engaged in the activities described in (5) above or insofar as RNC Equity Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in selling portfolio securities.

(9) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit RNC Equity Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, forward or repurchase transactions.

(10) Purchase or sell futures or futures contracts or invest in put, call, straddle or spread options. (As a matter of operating policy, the Board of Directors may authorize RNC Equity Fund to engage in certain activities involving options and/or futures for bona fide hedging purposes. Any such authorization will be accompanied by appropriate notification to shareholders.)

(11) Invest in the securities of other investment companies, except as provided in the 1940 Act.

RNC MONEY MARKET FUND MAY NOT:

(1) Make investments for the purpose of exercising control or management.

(2) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

(3) Invest in oil, gas or other mineral exploration or development programs, commodities or commodity contracts, except that RNC Money Market Fund may invest in securities of issuers which invest or deal in any of the above.

(4) Invest in real estate or in interests in real estate, but RNC Money Market Fund may purchase readily marketable securities of companies holding real estate or interests therein.

(5) Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

(6) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

(7) Make loans, provided that RNC Money Market Fund may (a) purchase debt obligations in accordance with its investment objective and policies, (b) make loans of portfolio securities provided, among other things, that the value of the securities loaned does not exceed 10% of the value of RNC Money Market Fund's net assets and (c) enter into repurchase agreements as disclosed in the Prospectus. (RNC Money Market Fund does not presently loan portfolio securities.) The acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the 1940 Act.

(8) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by RNC Money Market Fund except as may be necessary in connection with borrowings mentioned in (9) below, and then such mortgaging, pledging or hypothecating may not exceed 10% of RNC Money Market Fund's total assets, taken at market value.

(9) Borrow in excess of 10% of the total assets of RNC Money Market Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, RNC Money Market Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities.

In addition, RNC Money Market Fund will not purchase securities while borrowings are outstanding.

(10) Act as an underwriter of securities, except to the extent that RNC Money Market Fund may technically be deemed an underwriter when engaged in the activities described in (7) above or insofar as RNC Money Market Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(11) Invest in securities of any one issuer with a record of less than three years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies.

(12) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit RNC Money Market Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase transactions.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $500 million or capital surplus and undivided profits in excess of $100 million.

Each Fund's commercial paper investments will be rated at the time of purchase in the top rating category as determined by the requisite number of nationally recognized statistical rating organizations ("NRSROs") or be of "comparable quality" as determined by the Board of Directors if unrated. Each Fund's investments in corporate bonds (which for RNC Money Market Fund must have maturities at purchase of thirteen (13) months or less) must be rated at least "A" by at least two of the NRSROs. For further information regarding various corporate debt ratings, see the Appendix.

FORWARD COMMITMENTS Each Fund may purchase money market securities on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date a Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of that Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. Each Fund will designate liquid assets having a market value at all times at least equal to the amount of the forward commitment on the custodian's records.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS As stated in the Prospectus, RNC Equity Fund does not currently enter into futures contracts and options on futures contracts. However, to hedge against movements in interest rates, securities prices or currency exchange rates, RNC Equity Fund reserves the right to purchase and sell various kinds of futures contracts and options on futures contracts. However, RNC Equity Fund will enter such transactions only upon the approval of RNC's Board of Directors and notice to shareholders.

OPTIONS ON SECURITIES RNC Equity Fund may write (sell) covered call options to a limited extent on its portfolio securities ("covered options") in an attempt to enhance gain.

When RNC Equity Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, RNC Equity Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which RNC Equity Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, RNC Equity Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

RNC Equity Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

Closing sale transactions enable RNC Equity Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude RNC Equity Fund from closing out its options positions. If RNC Equity Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration. If RNC Equity Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

OPTIONS ON SECURITIES INDICES RNC Equity Fund may write (sell) covered call options on securities indices in an attempt to increase gain. A securities index option written by RNC Equity Fund would obligate it, upon exercise of the option, to pay a cash settlement, rather than to deliver actual securities, to the option holder. Although RNC Equity Fund will not ordinarily own all of the securities comprising the stock indices on which it writes call options, such options will usually be written on those indices which correspond most closely to the composition of RNC Equity Fund's portfolio. As with writing covered call options on securities, RNC Equity Fund will realize a gain in the amount of the premium received upon writing an option if the value of the underlying index increases above the exercise price and the option is exercised. RNC Equity Fund will be required to pay a cash settlement that may exceed the amount of the premium received by the Fund. RNC Equity Fund may purchase call options in order to terminate its obligations under call options it has written.

RNC Equity Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of RNC Equity Fund's securities or securities RNC Equity Fund intends to buy. Securities index options will not be purchased for speculative purposes. Unlike an option on securities, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right, upon the exercise of the option, to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities included in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on industry or market segments.

RNC Equity Fund may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of RNC Equity Fund's portfolio securities. If RNC Equity Fund purchases a put option on a stock index, the amount of payment it receives on exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of RNC Equity Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, RNC Equity Fund will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of RNC Equity Fund's portfolio securities. RNC Equity Fund may write put options on stock indices in order to close out positions in stock index put options which it has purchased.

RNC Equity Fund may purchase call options on stock indices in order to participate in an anticipated increase in stock market prices or to lock in a favorable price on securities that it intends to buy in the future. If RNC Equity Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow RNC Equity Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that RNC Equity Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, RNC Equity Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price RNC Equity Fund pays to buy additional securities for its portfolio. RNC Equity Fund may write call options on stock indices in order to close out positions in stock index call options which it has purchased.

The effectiveness of hedging through the purchase of options on securities indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation is not possible because the securities held or to be acquired by RNC Equity Fund will not exactly match the composition of the stock indices on which the options are available. In addition, the purchase of stock index options involves the risk that the premium and transaction costs paid by RNC Equity Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. (For RNC Money Market Fund, the security must be rated in the highest grade by at least one of the NRSROs.) The repurchase price is generally higher than the purchase price, the difference being interest income to the Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser, acting under the supervision of the Board of Directors, reviews on a periodic basis the suitability and creditworthiness, as well as the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board of Directors.

The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. RNC Equity Fund may not invest more than 15%, while RNC Money Market Fund may not invest more than 10%, of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to the Fund, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and a Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

Each Fund may participate in one or more joint accounts with another Fund within RNC that invests in repurchase agreements collateralized, subject to each Fund's investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a NRSRO (See Appendix) or, if unrated, are deemed by the Adviser to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and will in no event have a duration of more than seven days.

REVERSE REPURCHASE AGREEMENTS RNC Equity Fund may enter into reverse repurchase agreements, as set forth in the Prospectus. RNC Equity Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. RNC Equity Fund will enter into a reverse repurchase agreement for leverage purposes only when the Adviser believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. RNC Equity Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of RNC Equity Fund's securities is disadvantageous.

RNC Equity Fund causes its custodian to designate liquid assets, equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

ILLIQUID SECURITIES RNC Equity Fund may invest up to 15% of its net assets in illiquid securities. RNC Money Market Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Board of Directors.

FOREIGN SECURITIES RNC Equity Fund may invest in foreign securities in the form of U.S. dollar-denominated American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Both ADRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. It is not expected that RNC Equity Fund will invest in unsponsored ADRs or EDRs. RNC Equity Fund will not concentrate its investments in any particular foreign country and will only purchase securities denominated in U.S. Dollars. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in U.S. issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in countries outside the United States. If it should become necessary, RNC Equity Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. These and other factors will be considered before investing in foreign securities, unless such investments will meet RNC Equity Fund's standards and objectives.

VARIABLE RATE DEMAND NOTES Each Fund may also purchase variable rate demand notes ("VRDNs") issued by U.S. and foreign companies having an outstanding debt issue at the time of purchase rated in the top two grades of any NRSRO. (See Appendix.) VRDNs are obligations with rates of interest that are adjusted periodically or "float" continuously according to specific formulae. Often, VRDNs have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount plus accrued interest. See "Illiquid Securities."

MANAGEMENT OF THE GROUP

The Group has an independent Board of Directors (the "Board") which establishes policies and supervises and reviews the management of each Fund. The Board is responsible for the overall management of RNC and the Funds, including general supervision and review of investment activities. The day-to-day operation of RNC is the responsibility of its officers, who are appointed by the Board, as well as the Funds' Administrator and Adviser, who are each subject to the general supervision of the Board pursuant to the respective terms of the Administration Agreements and the Investment Advisory Agreements. One of RNC's current Directors, Mr. Daniel J. Genter, Jr., is an "interested person" (as defined in the 1940 Act) of RNC, the Funds or any adviser, administrator or principal underwriter of the Funds. The officers who administer RNC's daily operations are appointed by the Board. The current Directors and officers of RNC, their addresses, and their principal occupations for the past five years are set forth below.

BRUCE B. STUART, (born 1942), Director; 1440-2E South State College Boulevard, Anaheim, California 92806. Since 1991, Mr. Stuart has been the president of Nu-Ceramic Technology, Inc., a company involved in the research and development of advanced ceramic metallization for the semiconductor and hybrid industry. From 1984 to 1991, Mr. Stuart was a partner of the Richmar Group, a management consulting firm.

DEVERE W. McGUFFIN, II, (born 1943), Director; 1441 East Chevy Chase, Glendale, California 91206. Mr. McGuffin is the owner and principal executive officer of the Meadow Grove Group, a finance and investment firm with which he has been associated since 1974. Mr. McGuffin is also the Chief Executive Officer of California Adventist Federal Credit Union. Mr. McGuffin also directs First Interurban Development Corporation, a non-profit financial corporation which he founded in 1981. Mr. McGuffin is also currently licensed as a securities representative and as a commodities futures principal.

DANIEL J. GENTER, JR., (born 1957), President of RNC; 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025. Mr. Genter is currently President and Chief Executive Officer of RNC Capital Management LLC and has held these positions since 1992 with a predecessor firmaffiliate of the Adviser. Mr. Genter joined a predecessor affiliate of the Adviser in 1979, became Vice President in 1984 and Senior Vice President in 1985.

MANUEL A. GUTIERREZ, (born 1946), Treasurer of RNC; 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025. Mr. Gutierrez is currently (since April 1998) Senior Vice President, Treasurer/Secretary and Chief Financial Officer of RNC Capital Management LLC. Mr. Gutierrez joined a predecessor affiliate of the Adviser in 1984 and was previously Vice President and Controller.

TRISH SANDBERG, (born 1958), Secretary of RNC; 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025. Ms. Sandberg is currently (since April
1998) Assistant Vice President, Director of Compliance and Operations of RNC Capital Management LLC. Prior to April 1998, Ms. Sandberg was Director of Compliance, JB Oxford & Company, July 1997 to April 1998; Senior Vice President, Compliance, Toluca Pacific Securities Corp., August 1995 to March 1996; Compliance Officer, August 1994 to July 1995, Pilgrim America Group, Inc.; and Operations Manager, December 1992 to August 1994, Great Western Investment Management.

The Directors receive an annual retainer plus fees and expenses for each Board meeting and Audit Committee meeting attended. (For the latest fiscal year, ended September 30, 1998, the Directors each received $5,250 for their attendance at Board and Audit Committee meetings.) The Group does not provide any pension or retirement benefits for its Directors. Pursuant to the terms of the Administration Agreement, the Funds' administrator pays all compensation of officers of RNC, who are also employees of the Administrator and no person receives any compensation directly from RNC or the Funds for acting as an officer of RNC. However, such officers may be deemed to receive remuneration indirectly from RNC and the Funds because the administrator is paid an administrative fee by RNC.

As of December 31, 1998, the following persons held of record 5% or more of the outstanding shares of RNC Money Market Fund: Repub & Co., c/o Imperial Trust Company, 201 North Figueroa Street, Suite 610, Los Angeles, CA 90012, 73.22% and Repub & Co. ERISA Account, c/o Imperial Trust Company, 201 North Figueroa Street, Suite 610, Los Angeles, CA 90012, 17.43%.

As of December 31, 1998, there were no shareholders who held 5% or more of the outstanding shares of RNC Equity Fund.

As of December 31, 1998, the Directors and officers of RNC as a whole owned less than 1% of the outstanding shares of the RNC Money Market Fund. Mr. Genter owned 4,516 shares of the RNC Equity Fund, which accounts for 1.04% of the outstanding shares as of December 31, 1998.

While RNC is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Funds for the purpose of electing or removing Directors. Shareholders may receive assistance from RNC in communicating with other shareholders, in connection with the election or removal of Directors, pursuant to the provisions contained in Section 16(c) of the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES


The Group on behalf of each Fund has entered into Investment Advisory Agreements with RNC Capital Management LLC (the "Adviser"). The principal business address of the Adviser is 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025.


The Directors and principal executive officers of the Adviser are: Daniel J. Genter, Jr., President, Chief Executive Officer and Director; Manuel A. Gutierrez, Senior Vice President, Treasurer and Secretary; John G. Marshall, Senior Vice President and Director of Equity; Jan Kallik, Senior Vice President and Director of Equity Research; Stephan M. Bradasich, Senior Vice President and Director of Fixed Income; and Neal S. Salisian, Senior Vice President and Director of Marketing.

Subject to supervision by RNC's Board, the Adviser is responsible for the actual management of each Fund's portfolio and constantly reviews the holdings of each portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Adviser. The Adviser provides the portfolio managers for the Funds who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly.

As compensation for its services to RNC Equity Fund, the Adviser is paid a fee at a maximum annual rate of 1.00% of the Fund's average daily net assets. As compensation for its services to RNC Money Market Fund, the Adviser is paid a fee at a maximum annual rate of 0.41% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive all or a portion of its fees payable by the Funds and may also absorb certain expenses. These waivers and expense reductions will have the effect of lowering the overall expense ratio of a Fund and increasing the relevant Fund's yield or return to investors while the fee waiver is in effect. Any reductions made by the Adviser in its fees and any payments or reimbursement of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by that Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

Unless earlier terminated as described below, the Investment Advisory Agreements will continue in effect until April 7, 2000 for RNC Money Market Fund and RNC Equity Fund. Each Agreement will continue in effect for successive one-year periods thereafter if approved annually (a) by RNC's Board or by a majority of the outstanding voting shares of the relevant Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. Each Agreement terminates upon assignment and may be terminated without penalty upon 60-days' written notice at the option of either party thereto or by the vote of the shareholders of the relevant Fund.

From time to time the Adviser may voluntarily reduce its fee or reimburse all or a portion of a Fund's other expenses, which reimbursement will have the effect of lowering the overall net expense ratio of a Fund and of increasing its yield or return to investors for the period for which such expenses were payable. Any reductions made by the Adviser in its fees and any payments or reimbursement of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by the appropriate Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended September 30, 1998, the Adviser waived fees totaling $146,007 for RNC Money Market Fund and reimbursed expenses and fees totaling $100,606 for RNC Equity Fund. For the year ended

September 30, 1997, the Adviser waived fees totaling $164,261 for RNC Money Market Fund and reimbursed expenses and fees totaling $120,658 for RNC Equity Fund for the period November 1, 1996, (commencement of operations) through September 30, 1997.

For RNC Money Market Fund, in the years ended September 30, 1996, 1997 and 1998, total fees payable by the Fund to the Adviser were $93,294, $121,035 and $104,329, respectively. The amount of the management fee paid by the Fund reflects a voluntary fee reduction by the Adviser which is anticipated to continue for the current fiscal year. In the absence of this fee reduction, the rate of management fee payable under the Investment Advisory Agreement would be 0.41% for RNC Money Market Fund. For the year ended September 30, 1998, total fees payable by RNC Equity Fund to the Adviser were $51,010. For the period November 1, 1996, (commencement of operations) through September 30, 1997, total fees payable by RNC Equity Fund to the Adviser were $17,621.

ADMINISTRATION AGREEMENTS. The Group has entered into an Administration Agreement on behalf of each Fund with Investment Company Administration, L.L.C. ("ICA" or the "Administrator") under which ICA provides the Funds with certain services in connection with their management and operation. These services include supervising the operations of the Funds; providing RNC with officers; coordinating the preparation of reports and other materials; and other functions. ICA is affiliated with RNC's Principal Underwriter. As compensation for providing these services, ICA receives a minimum annual fee of $40,000 or 0.10% for the first $100 million, 0.05% for the next $100 million, and 0.03% thereafter, whichever is greater, payable monthly by the fifth day of the next month.

LICENSE OF INITIALS. The Adviser has granted RNC and the Funds a non-exclusive license to use the initials "RNC" in its name for so long as the Adviser serves as investment adviser to the Funds.

PORTFOLIO TRANSACTIONS

The Funds have no obligation to execute any transactions in portfolio securities through any dealer or group of dealers. Subject to the policies established by the Directors of RNC, the Adviser is primarily responsible for making portfolio decisions for the Funds and placing portfolio transactions. In placing orders, the policy of the Funds is to seek to obtain the best execution so that the resultant price to a Fund is as favorable as possible under prevailing market conditions. Factors which may be considered include the price of the security being offered (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the risk in position in the securities involved.

Where such transactions are executed with brokers on an agency basis, the Adviser may also consider the provision of supplemental investment research, market and statistical information and other research services and products. Brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers solely on the basis of most favorable price and efficient execution. Because such services are beneficial to the Funds, the purchase and sale of securities for the Funds may be made with brokers who provide such research analysis, subject to review by RNC's Board. From time to time the Directors will review the extent of this practice to determine whether each Fund continues to benefit directly or indirectly from such practice. The Adviser may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Adviser in connection with its services to other clients. The Adviser does not intend to use affiliated brokers to handle portfolio transactions.

The cost of executing portfolio securities transactions for RNC Money Market Fund will primarily consist of dealer spreads and underwriting commissions. The money market securities in which RNC Money Market Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, RNC Money Market Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where prices and execution are available elsewhere. Such dealers are acting as principals for their own accounts.

On occasion, securities may be purchased directly from the issuer. Bonds and money market securities also are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Therefore, RNC Money Market Fund rarely pays any brokerage commissions. During the three fiscal years ended September 30, 1996, 1997 and 1998, RNC paid no brokerage fees on behalf of RNC Money Market Fund.

With respect to RNC Equity Fund, portfolio securities are purchased either from a dealer (typically a market maker in the particular security or a selling group member in the case of an initial or secondary public offering) at a negotiated mark-up, or from a broker to whom the Fund is buying or selling listed securities, futures contracts and options thereon, it will use a broker and pay a brokerage commission. RNC Equity Fund does not typically invest in futures contracts. For the period November 1, 1996 (commencement of operations) through

September 30, 1997, RNC Equity Fund paid $18,813 in brokerage commissions. For the fiscal year ended September 30, 1998, RNC Equity Fund paid $14,667 in brokerage commissions.

The Adviser is responsible for effecting portfolio transactions and does so in a manner deemed fair and reasonable to each Fund. The primary consideration in all portfolio transactions will be the prompt execution of orders in an efficient manner at a competitive price. In selecting and monitoring broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, its financial condition, and the broker's ability to generate "soft dollar" credits which are used to purchase research services that are of assistance to the Adviser in managing its client accounts, including the Funds. Currently, the Adviser places all, or substantially all, of RNC Equity Fund's trades with a variety of brokerage firms. The Adviser believes that it receives competitively priced executions through this broker. The brokers also give soft dollar credits that are used to purchase various types of third party research and research-related services that are of assistance to the Adviser in its overall advisory business. Brokerage commissions and the use of soft dollar credits generated by the Fund's brokerage is reviewed regularly by RNC's Board.

Investment decisions for the Funds are made in conjunction with those of other client accounts of the Adviser or its affiliates that share the same objectives. Nevertheless, it is possible that at times the same securities will be acceptable for the Funds and for one or more of such client accounts. The Adviser and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. To the extent any of these client accounts and the Funds seek to acquire the same security at the same time, the Funds may not be able to acquire as large a portion of such security as they would otherwise, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day's transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

PURCHASE OF SHARES

As described in the Prospectus, shares of each Fund are offered on a continuous basis at a price equal to the net asset value per share of the relevant Fund next determined after receipt of a purchase order in proper form.

NET ASSET VALUE The value of each Fund's portfolio securities is determined on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open on business days other than certain holidays (New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The net asset value of shares of RNC Equity Fund will fluctuate daily. The net asset value per share is computed by dividing the value of the securities held in RNC Equity Fund plus any cash or other assets (including interests and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total numbers of shares in RNC Equity Fund outstanding at such time.

RNC Money Market Fund uses the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase, and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price RNC Money Market Fund would receive if it sold the instrument. During such periods the yield to investors in RNC Money Market Fund may differ somewhat from that obtained in a similar fund which uses other methods to determine the fair or market value of its portfolio securities.

RNC Money Market Fund intends to use its best efforts to maintain a constant net asset value of $1.00 per share. If net unrealized gains or losses were to exceed $0.005 per share, RNC Money Market Fund's net asset value would deviate from $1.00 per share. RNC Money Market Fund endeavors to reduce the amount of unrealized gains and losses which result from, among other things, interest rate changes, by maintaining a dollar weighted average portfolio maturity of less than 90 days.

RETIREMENT ACCOUNTS An investor desiring to purchase shares in a Fund through an retirement account may establish such an account through the Funds' custodian, Star Bank, N.A. Through such an account, investments may be made in each Fund. Star Bank, N.A. charges an initial establishment fee and an annual custodial fee for each account. The following types of retirement accounts are available:

an Individual Retirement Account ("IRA"), a SIMPLE Retirement Account ("SIMPLE"), an Education IRA ("Education"), a Roth IRA ("Roth"), a 403(b) Retirement Account ("403(b)") and a KEOGH Account ("KEOGH"). Information with respect to these accounts is available upon request from RNC or First Fund Distributors, Inc., the Funds' principal underwriter. The minimum investment for an individual retirement account is $1,000 with the exception of the Education account which has a $500 minimum investment.

Capital gains and ordinary income received in such an account are generally exempt from federal income taxation until distributed from the account. Capital gains and ordinary income may be taxable in whole or in part, however, if the account has borrowed to purchase or carry shares of a Fund. Investors considering participation in such an account should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of such an account.

REDEMPTION OF SHARES

Reference is made to "Selling Shares" in the Prospectus for a discussion of the redemption and repurchase rights of shareholders.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission or the NYSE is closed (other than customary weekend and holiday closings), for periods during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

Signature guarantees may be required to effect a redemption. A signature guarantee is a widely accepted way to protect stockholders and RNC by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program endorsed by the Securities Transfer Association.

Subject to the Funds' compliance with applicable regulations, the Funds have reserved the right to pay the redemption or repurchase price, either totally or partially, by a distribution in kind of securities (instead of cash) from the respective Fund's portfolio. Such regulations require, in part, that the Funds commit to pay in cash all requests for redemption by any shareholder, limited in amount for each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the respective Fund at the beginning of such period. Each Fund anticipates that it would make redemptions in kind only if it received redemption requests with respect to a substantial portion of its net assets at a time when disposition of a substantial portion of its portfolio securities would be disadvantageous. The securities distributed in such a distribution would be valued at the same price as the price assigned to such securities in calculating the net asset value of the particular Fund. If a shareholder receives a distribution in kind in securities, in most instances brokerage charges will be incurred when the securities received are converted by the shareholder into cash.

TAXES

Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

RNC Equity Fund may also invest in securities of foreign issuers, futures contracts, forward contracts and options. These investments involve complex rules to determine the character and timing of recognition of income received in connection therewith by RNC Equity Fund.

Any gain or loss realized by RNC Equity Fund upon the expiration or sale of options held by it generally will be capital gain or loss. Any security, option, or other position entered into or held by RNC Equity Fund that substantially diminishes its risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of RNC Equity Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to RNC Equity Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to
Section 1256 of the Code ("Section 1256 Contracts") and that are held by RNC Equity Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60 percent of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by RNC Equity Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of that Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

RNC Equity Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Foreign companies in which RNC Equity Fund may invest may be treated as "passive foreign investment may invest may be treated as "passive foreign investment companies" ("PFICs") under the Code. A portion of the income and gains that RNC Equity Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, RNC Equity Fund may avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. RNC Equity Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. This election could require RNC Equity Fund to include certain amounts as income or gain without a concurrent receipt of cash, and increase the amount that RNC Equity Fund is required to distribute to its shareholders to qualify as a regulated investment company. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, RNC Equity Fund may incur the PFIC tax in some instances.

Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Some shareholders may be subject to a 31% withholding tax on reportable dividend distributions, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom taxpayer identification numbers are not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not subject to backup withholding. Foreign shareholders may also be subject to other withholding requirements.

Shares of the Funds are redeemable at the option of the Fund if, in the opinion of the Fund, ownership has or may become concentrated to an extent that would cause the Fund to be deemed a personal holding company within the meaning of the Code, or in the event that the value of a shareholder's shares in a Fund falls below $1,000 as the result of shareholder redemptions. In the event of such concentration, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the books of the Fund to the transfer of shares in an effort to maintain the ownership of shares so as to prevent that consequence. Neither Fund, however, assumes responsibility to compel redemptions or to reject any orders.

Depending upon the extent of RNC's activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, RNC and the Funds may be subject to the tax laws of such states or localities. In addition, the treatment of each Fund and its shareholders under applicable state and local tax laws may differ from their treatment under the federal income tax laws. For example, distributions of net investment income (including capital gains) may be taxable to shareholders as dividend income. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

The foregoing is a general and abbreviated summary of certain provisions of the Code and Treasury Regulations currently in effect. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change by legislative or administrative action, which may have retroactive affect. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion on the tax matters discussed herein.

DIVIDENDS

Dividends of each Fund are automatically reinvested in additional shares of the appropriate Fund at net asset value and credited to the shareholder's account or, at the shareholder's option, paid in cash to the shareholder.

Should a Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy or to revise it in the light of the then-prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then-existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which he or she held his or her shares and in his or her receiving upon redemption a price per share lower than that which he or she paid.

Shareholders of RNC Money Market Fund may receive their dividends in cash monthly by completing the appropriate section of the Account Application. Such cash distributions will be paid by check within seven days after the end of each month. The election to receive cash distributions may be made at the time of purchase of Fund shares or at any time subsequent thereto by giving written notice to the Transfer Agent. Dividends and distributions are taxable to shareholders whether distributed in cash or reinvested in additional shares. See "Taxes."

The Transfer Agent will send each shareholder of RNC Money Market Fund a monthly statement showing the total number of shares owned as of the last business day of the month, as well as the current month's and year-to-date dividends paid in terms of total cash distributed and, for those shareholders which have dividends reinvested, the number of shares acquired through the reinvestment of dividends. The policy of each Fund with respect to dividends is further explained below.

RNC EQUITY FUND

All of RNC Equity Fund's net investment income is declared and paid as dividends on an annual basis. Dividends declared in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by RNC Equity Fund and received by the shareholders on the record date if the dividends are paid by RNC Equity Fund during the following January. Accordingly, such dividends will be taxable to shareholders for the year in which the record date falls.

Net income of RNC Equity Fund (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, if any, on the portfolio securities of RNC Equity Fund (iii) less the estimated expenses of RNC Equity Fund applicable to that dividend period.

RNC MONEY MARKET FUND

All of RNC Money Market Fund's net investment income is declared as dividends daily and paid monthly, on or about the last business day of each month. RNC Money Market Fund's net investment income for dividend purposes is determined daily. Such determination will be made as of 4:00 P.M. eastern time and, on days when RNC Money Market Fund's net asset value is calculated, immediately prior to such calculation. Immediately after each calculation of net asset value, RNC Money Market Fund will declare a dividend (with respect to one or more days) payable to shareholders of record as of 2:00 P.M. eastern time on such day. Each day's dividend will be declared and paid with respect to shares effectively purchased at or before 2:00 P.M. eastern time, but will not be declared or paid with respect to shares effectively redeemed at or before 2:00 P.M. eastern time. Net income of RNC Money Market Fund (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, if any, on the portfolio securities of RNC Money Market Fund (iii) less the estimated expenses of RNC Money Market Fund applicable to that dividend period.

RNC Money Market Fund intends to use its best efforts to maintain its net asset value at $1.00 per share. As a result of a significant expense or realized or unrealized loss, it is possible that RNC Money Market Fund's net asset value may fall below $1.00 per share. See "Purchase of Shares--Net Asset Value."

SHAREHOLDER RULE 12B-1 PLANS

The Group on behalf of each Fund has adopted a Shareholder Rule 12b-1 Plan (the "Rule 12b-1 Plan") pursuant to Rule 12b-1 of the 1940 Act.

Each Rule 12b-1 Plan requires annual renewal by a vote of RNC's Board including those Directors who are not "interested persons" of RNC, as defined in the 1940 Act (referred to herein as "disinterested Directors"). Each plan may be terminated at any time if so voted by a majority of the disinterested Directors or by holders of a majority of the relevant outstanding shares.

The Rule 12b-1 Plans may not be amended to increase materially the amounts payable to First Fund Distributors, Inc., or Midvale Securities Corporation (the "Distributors") unless approved by a majority of the affected outstanding voting shares, as defined in the 1940 Act, and may not be amended in any other material respect unless approved by a majority of the disinterested Directors. Each plan requires that quarterly reports be made to the Board detailing the payments made under each plan and the expenses for which reimbursement is being sought. The Rule 12b-1 Plans contemplate that the Distributors may delegate their shareholder servicing functions for certain shareholder accounts to other persons and compensate such persons accordingly. No payments were made under a Rule 12b-1 Plan during the fiscal year ended September 30, 1998, with respect to the Money Fund, the Equity Fund incurred distribution fees totaling $12,980 for the same period.

The Board, including the disinterested Directors, in approving the Rule 12b-1 Plans for another year concluded that, in the exercise of their business judgment and in light of their fiduciary duties, there is a reasonable likelihood that both Rule 12b-1 Plans could be of value to benefit RNC, the Funds and their shareholders, and could be used to increase shareholder satisfaction, and preserve and expand the shareholder base of each Fund. Among the possible benefits considered by the disinterested Directors was the increased potential of a continuous cash flow arising out of the retention of current shareholders and the expansion of the Funds to include new shareholders, enabling the Funds to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Another benefit anticipated by the disinterested Directors is the potential for increasing the size of the Funds and thereby reducing the operating costs on a per share basis of the Funds.

PERFORMANCE INFORMATION

GENERAL

Performance Information. From time to time, RNC Money Market Fund may publish its "yield" and "effective yield" in advertisements and communications to investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a fund refers to the income generated by an investment in that fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52- week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

From time to time, each Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. Each Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the relevant Fund.

TOTAL RETURN

From time to time, each Fund may publish its total return in advertisements and communications to investors. Total return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period.

Total return information will include a Fund's average annual compounded rate of return over the four most recent calendar quarters and over the period from the Fund's inception of operations. Each Fund may also advertise aggregate and average total return information over different periods of time. Aggregate total return reflects the total percentage change in the value of an investment in a particular Fund over the stated period. Average annual return reflects the average percentage change per year in the value of an investment in a particular Fund. Each Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all the distributions) at the maximum public offering price. Total return figures will reflect all recurring charges against a Fund's income. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                      n P(1 + T) = ERV

where P equals a hypothetical initial investment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of a period of a hypothetical $1,000 investment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Based upon foregoing formula, the total return for RNC Equity Fund for the period November 1, 1996 (Commencement of Operations) to September 30, 1998, was 55.91%.

ADVISER'S EQUITY PERFORMANCE HISTORY

Set forth in the table below is certain performance data provided by the Adviser relating to all of its managed equity accounts for the last 20 years that have substantially the same investment objective as RNC Equity Fund and are managed using substantially similar investment strategies and techniques. See the "RNC Equity Fund" section in the Prospectus. The results presented are not intended to predict or suggest the return to be experienced by RNC Equity Fund or the return an investor might achieve by investing in this Fund. Results may differ because of, among other things, differences in brokerage commissions paid, account expenses, including investment advisory fees, (which expenses and fees may be higher for RNC Equity Fund than for the accounts), the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, timing of cash additions and withdrawals, the private character of the composite accounts compared with the public character of this Fund, and the tax-exempt status of some of the accounts compared with this Fund and its shareholders. Investors should be aware that the use of different methods of determining performance could result in different performance results. Investors should not rely on the following performance data as an indication of future performance of the Adviser or RNC Equity Fund.

RNC EQUITY ACCOUNTS: AVERAGE ANNUAL TOTAL RETURNS

For Periods Ending December 31, 1998

                                           Net              Gross
                                         of Fees           of Fees
                                         -------           -------

One Year                                   24.1%            25.4%

Three Years                                24.1%            25.5%

Five Years                                 19.9%            21.1%

Ten Years                                  16.0%            17.1%

Fifteen Years                              14.4%            15.5%

Twenty Years                               16.0%            17.2%


The performance data presented is based upon audited figures, except for the year ending December 31, 1998, which is in the process of being audited at the time of this filing. The computation of performance results includes all fully discretionary, unrestricted and institutional equity accounts under RNC management for each full year within the period ending December 31, 1998. The performance results are shown both net of all applicable fees as well as gross of all fees. For the periods one through fifteen years, the performance computation is prepared and presented in compliance with the Association for Investment Management and Research Performance Presentation Standards ("AIMR--PPS") and Level II Verification.

AIMR has not been involved with the preparation or review of this presentation of performance. RNC adopted the AIMR Performance Presentation Standards effective January 1, 1983. Performance results for all time periods shown represent asset-weighted measures of the percentage change in the total market value after considering the effect of additions and withdrawals of capital.

Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc.
("CDA").
A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA or Morningstar. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

YIELD CALCULATION

RNC Money Market Fund quotes current yield, and for this purpose the yield quoted is the net average annualized yield for the most recent 7-day period. The yield quoted is computed by assuming that an account is established with one share (the "one-share account") on the first day of the period. To arrive at the quoted yield, the net change in the value of the one-share account for the 7-day period (which includes interest accrued and original issue discount and market discount earned, and is less premium amortized and expenses accrued, but does not include any realized gains or losses or unrealized appreciation or depreciation) is multiplied by 365 and then divided by 7 (the number of days in the period), with the resulting figure carried to the nearest one hundredth of one percent. RNC Money Market Fund also furnishes a quotation of effective yield that assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the average annualized yield for the period, which is computed by adding 1 to the net change in the value of the one-share account during the period, raising the sum to a power equal to 365 divided by 7, and then subtracting one from the result.

Yields for the 7-day period ended September 30, 1998, for RNC Money Market Fund were as follows:

Current yield: 4.83%     Effective yield 4.95%

Yields for the 7-day period ended December 31, 1998, for RNC Money Market Fund were as follows:

Current Yield: 4.27%     Effective Yield: 4.37%

RNC Money Market Fund may also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period. At September 30, 1998, this average was 86 days for RNC Money Market Fund. At December 31, 1998 this average was 51 days for RNC Money Market Fund.

PRINCIPAL UNDERWRITER

First Fund Distributors, Inc., is currently the principal underwriter of the Funds' shares pursuant to underwriting agreements with RNC on behalf of the Funds. The Funds' shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission. For each of the fiscal years ended September 30, 1996, 1997 and 1998, the Funds' principal underwriter received no underwriting commission. The Funds' principal underwriter is under common control with Investment Company Administration, L.L.C., the Funds' administrator.

FINANCIAL STATEMENTS

The Funds' 1998 Annual Report to Shareholders (the "1998 Annual Report"), including audited financial statements for the fiscal year ended September 30, 1998, has been previously sent to shareholders and filed with the Securities and Exchange Commission.

The financial statements and independent auditors' report in the Annual Report are incorporated by reference into this Statement of Additional Information. Additional copies of the 1998 Annual Report may be obtained at no charge by writing or telephoning RNC at the address or telephone number appearing on the front page of this Statement of Additional Information.

The Group's independent certified public accountants and auditors for the fiscal year ending September 30, 1998 are Tait, Weller & Baker, whose address is Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103. The Funds' custodian is Star Bank, N.A., Post Office Box 1118, Cincinnati, Ohio 45201-1118.

APPENDIX

DESCRIPTION OF NATIONALLY RECOGNIZED STATISTICAL RATING
ORGANIZATIONS ("NRSROS") AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE:  COMMERCIAL PAPER RATINGS:

Moody's Investors Service commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The first of these three designations, representing the securities in which the Funds may invest, is "PRIME-1." Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S:  COMMERCIAL PAPER RATINGS:

A Standard & Poor's Corporation commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.
The highest category is described as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

DUFF & PHELPS CREDIT RATING CO.: SHORT-TERM DEBT SCALE:

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-back commercial paper is also rated according to this scale. Emphasis is placed on liquidity which we define as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

DUFF 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

FITCH RATINGS:  SHORT-TERM RATINGS:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

CORPORATE BOND RATINGS

MOODY'S CORPORATE BOND RATINGS:

Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "AAA" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1, 2 and 3 to indicate the relative ranking within designations. The highest two designations are described as follows:

AAA Bonds in this category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds in this category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks somewhat larger than in Aaa securities.

STANDARD & POOR'S CORPORATE DEBT RATINGS

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D for debt in default. Issues are further refined with a "Plus" or "Minus" sign to show relative standing within the categories. The highest two categories are described as follows:

AAA Issues having this rating indicate that capacity to pay interest and repay principal is extremely strong.

AA This debt has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

DUFF & PHELPS CREDIT RATING CO. LONG-TERM DEBT AND PREFERRED STOCK
RATING SCALE:

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is AA modest but may vary slightly from time to time because of AA- economic conditions.

FITCH RATINGS INVESTMENT BOND RATINGS:

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issuer. Its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                     ---------------------------------------

                                     PART C

                                OTHER INFORMATION

                     --------------------------------------

                           RNC MUTUAL FUND GROUP, INC.

                              --------------------

                                   FORM N-IA

                                     PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements


         (1) Investment Portfolio as of September 30, 1998; Statement of Assets and Liabilities as of September 30, 81998; Statement of Operations for the year ended September 30, 1998; Statement of Changes in Net Assets for the years ended September 30, 1998 and 1997; Condensed Financial Information - Financial Highlights for the years ended September 30, 1993 through September 30, 1998; related notes; and the Report of Independent Certified Public Accountants for the RNC Money Market Fund and the RNC Equity Fund for the year ended September 30, 1998 and the period October 1, 1996 through September 30, 1997 (the "Funds") dated November 1, 1997 are incorporated by reference to the Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 81998.


      (b)   Exhibits:

            1. Amended and Restated Articles of Incorporation are incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996

            2.    By-Laws are incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996

            3.    Not Applicable

            4.    Specimen Certificate is incorporated herein by reference to:

                  Filing: Pre-Effective Amendment No. 1
                  File No.: 2-99009
                  Approximate Filing Date: August 1985

            5(a). Investment Advisory Agreement is incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996


            5(b). Form of Administration Agreement is incorporateD herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996

            5(c). Operating Expenses agreement is incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 16
                  File No.: 2-99009
                  Filing Date: Filed Herewith

            6(a). Form of Underwriting Agreement is incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996

            6(b). Form of selected Dealers Agreement is incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996

            7.    Not Applicable

            8.    Custody Agreement is incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 12
                  File No.: 2-99009
                  Filing Date: July 3, 1996

            9.    Not Applicable

            10(a). Opinion and consent of counsel as to the legality of shares for RNC Money Market Fund is incorporated herein by reference to:

                   Filing: Pre-Effective Amendment No. 1
                   File No.: 2-99009
                   Approximate Filing Date: August 1985

            10(b). Opinion and consent of counsel as to the legality of shares for RNC Equity Fund is incorporated herein by reference to:

                   Filing: Post-Effective Amendment No. 14
                   File No.: 2-99009
                   Filing Date: January 15, 1998

            11.    Consent of Tait, Weller & Baker (filed herewith)

            12.    Not Applicable

            13. Investment Letter of RNC Capital Group, Inc. is incorporated herein by reference to:

                   Filing: Pre-Effective Amendment No. 1
                   File No.: 2-99009
                   Approximate Filing Date: August 1985

            14.    Not Applicable

            15(a). Form of Shareholder Rule 12b-1 Plan for RNC Money Market Fund
                   and Form of Sub-Agent Agreement is incorporated by reference to:

                   Post-Effective Amendment No. 14
                   File No.: 2-99009
                   Filing Date: January 15, 1998

            15(b). Form of Shareholder Rule 12b-1 plan for RNC Equity Fund is incorporated by reference herein to:

                   Post-Effective Amendment No. 12
                   File No.:  2-99007
                   Filing Date:     July 3, 1996

            16. Schedule of Yield Computation is incorporated herein by reference to:

                  Filing: Post-Effective Amendment No. 6
                  File No.: 2-99007
                  Filing Date: December 24, 1990

            17.    Not Applicable

            18(a). Fund Accounting Service Agreement is incorporated herein by reference to:

                   Filing: Post-Effective Amendment No. 6
                   File No.: 2-99007
                   Filing Date: July 3, 1996

            18(b). Transfer Agency and Service Agreement is incorporated herein by reference to:

                   Filing: Post-Effective Amendment No. 6
                   File No.: 2-99007
                   Filing Date: July 3, 1996

            27.    Financial Data Schedules

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                   Not Applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                   Number of Record
                                                   Holders as of
      Fund              Title of Class             December 31, 1998
      ----              --------------             ----------------
      Money          Common Stock, par value              110
      Market         $0.01 per share.
      Fund


      Equity         Common Stock, par value
      Fund           $0.01 per share                      229


ITEM 27. INDEMNIFICATION

         Reference is made to Article V, Section A of Registrant's Amended and Restated Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 16 of the Underwriting Agreement.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may BE made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without a delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance; or (b) a majority of a quorum of the Registrant's disinterested, non-party directors, or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by the director, officer or controlling person in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR


         RNC Capital Management LLC (the "Investment Adviser") acts as the investment adviser to various individuals and institutions.

         A list of each director and principal officer of the Investment Adviser is set forth below indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee:

                                                       Other Substantial
                         Position with                 Business, Profession,
Name                     Investment Adviser            Vocation or Employment
----                     ------------------            ----------------------
Daniel J. Genter, Jr.    President,  Chief             Chairman of Midvale
                         Executive Officer             Securities Corporation
                         and Director

Manuel A. Guttierez      Senior Vice                   Vice President and
                         President, Treasurer          Treasurer of RNC
                         and Secretary                 Capital Group, Inc.*
                                                       and Secretary of
                                                       Midvale Securities
                                                       Corporation*

John G. Marshall         Senior Vice                   None
                         President and
                         Director of Equity

Jan F. Kallik            Senior Vice                   None
                         President and
                         Director of Equities
                         Research

Stephan M. Bradasich     Senior Vice                   None
                         President and
                         Director of Fixed
                         Income

Neal S. Salisian         Senior Vice                   None
                         President and
                         Director of
                         Marketing

----------
* The address of RNC Capital Management LLC and Midvale Securities Corporation is 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025


ITEM 29. PRINCIPAL UNDERWRITERS


         (a) The Fund's principal underwriter also acts as principal underwriter for Advisors Series Trust; Brandes Investment Trust; Fleming Capital Mutual Fund Group, Inc.; Fremont Mutual Fund, Inc.; Guinness Flight Investment Funds; Jurika & Voyles Fund Group; Kayne Anderson Mutual Funds; Masters Select Investment Trust; Professionally Managed Portfolios; PIC Investment Trust; The Purisima Funds; Rainier Investment Management Mutual Funds; UBS Private Investor Fund and does not otherwise act as principal underwriter, depositor or investment adviser to any other investment company.

         (b) First Fund Distributors, Inc., acts as the principal underwriter for the Registrant. Information is set forth below concerning each director and officer of the principal underwriter. The principal business address of each such person is 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

                             Position and
                                Offices                   Position and Offices
       Name                 with Underwriter                 with Registrant
       ----                 ----------------                 ---------------
Robert H. Wadsworth           President,                        None
                              Treasurer and
                              Director

Eric M. Banhazl               Vice  President and               Assistant
                              Director                          Treasurer



Steven J. Paggioli            Vice Presdient,                   Assistant
                              Secretary and                     Secretary
                              Director

         (c) The principal underwriter received no commissions or other compensation from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained either at the offices of Star Bank, N.A., Post Office Box 1118, Cincinnati, Ohio, 45201-1118 or the office of the Registrant.


ITEM 31. MANAGEMENT SERVICES

         Inapplicable.


ITEM 32. UNDERTAKINGS

         All Undertakings Satisfied.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of THE Amendment UNDER Rule 485(b) under the Securities Act of 1933 and THAT THE REGISTRANT has duly caused this POST-EFFECTIVE Amendment NO. 16 to THE REGISTRANT Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California on the 1ST29TH day of January DECEMBER 1999.

                                     RNC MUTUAL FUND GROUP, INC.
                                     (Registrant)


                                     By /s/ Daniel Genter
                                       --------------------------
                                            Daniel Genter
                                            President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                        Title                    Date

/s/ DeVere W. McGuffin, II*              Director             January 29, 1999
-----------------------------
DeVere W. McGuffin, II


/s/ Bruce B. Stuart*                     Director             January 29, 1999
-----------------------------
Bruce B. Stuart


/s/ Daniel J. Genter                     President            January 29, 1999
-----------------------------
Daniel J. Genter


/s/ Manuel A. Guiterrez                  Treasurer            January 29, 1999
-----------------------------
Manuel A. Guiterrez



* By:/s/ Julie Allecta
     -------------------------------
     Julie Allecta, Attorney-In-Fact
     Pursuant to Power of Attorney previously filed.

                                Exhibit(s) Index


Exhibit No.            Document                              Page No.
-----------            --------                              --------

(5(c))           Operating Expenses Agreement

(11)             Independent Auditors' Consent

(27.1)           Financial Data Schedule - RNC Money Market Fund

(27.2)           Financial Data Schedule - RNC Equity Fund Fund